UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026

Off The Hook YS Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42930	33-2636992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Jel Wade Dr

Wilmington, NC 28401

(Address of principal executive offices)

Registrant’s telephone number, including area code: (910) 772-9277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OTH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Closing of Acquisition

On May 13, 2026, Off The Hook YS Inc (the “Company”) completed the acquisition (the “Acquisition”) of Apex Marine, LLC., Apex Marine Sales, LLC. and Apex Marine Stuart, LLC. (collectively “Apex”). The Membership Interest Purchase Agreement (the “MIPA”) was originally signed on February 13, 2026. The closing occurred on May 13, 2026. The purchase price was an aggregate of $5.966,667 which was paid by paying $1.2 million in cash, the issuance of shares having a value of $1,800,000 (679,012 shares at $2.70 per share) and the issuance of two promissory notes, one for $2,466,667 and one for $500,000. The primary owner of the Membership Interests was Ismael Pereira. The Company had no prior relationship with Mr. Pereira.

Item 2.3 Creation of a Direct Financial Obligation

On May 13, 2026, the Company issued two promissory notes, one in the amount of $2,466,667 and one for $500,000. The $2,466,667 note is due in 24 monthly payments and bears interest at 6.0% per annum and the $500,000 note is due 365 days from issuance and bears no interest except in the event of default.. The $2,466,667 note is secured by the membership interests purchased in the MIPA. The above descriptions of the notes are summaries and are qualified by the terms of the actual notes. Copies of the promissory notes are filed as exhibits 4.1 and 4.2 hereto

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Acquisition, the Company agreed to issue the sellers of the Membership Interests an aggregate of 679,012 shares of the Company’s common stock. The issuance of the shares were made under the exemption under 4(2) of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On May1 4, 2026, the “Company issued a press release regarding the closing of the Acquisition: “A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 7.01 of this Current Report on Form 8-K and exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

The Company will file the required financial statements within 60 days of the date hereof.

(d) Exhibits.

Exhibit Number	Exhibits
4.1	Promissory Note dated May 13, 2026 in the amount of $500,000.
4.2	Promissory Note dated May 13, 2026 in the amount of $2,466,667.
99.1	Press Release of Off the Hook YS Inc. dated May 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	Off The Hook YS Inc.

	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer